UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2017

GREAT BASIN SCIENTIFIC, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 E. South Temple, Suite 520, Salt Lake City, UT

(Address of principal executive offices)

84111

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01	Regulation FD Disclosure.

We intend to use this presentation in our corporate communications and at investor conferences. On July 7, 2017, Great Basin Scientific, Inc. (“we” or “us”) posted to its website, www.gbscience.com, its business presentation dated July 7, 2017. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”), and is incorporated herein by this reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Forward-Looking Statements

Certain statements contained in the presentation slides furnished with this Current Report contain forward-looking statements. Such statements include, but are not limited to, statements about future operations, products, financial position, operating results, prospects, pipeline or potential markets, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words, and the use of future dates.

Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to, the risk that we may face with respect to delays or failure in obtaining product approval from the U.S. Food and Drug Administration, general business and economic conditions, market trends, product development, regulatory and other approvals and marketing.

More detailed information on these and additional factors that could affect our actual results are described in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly report on Form 10-Q. The forward-looking statements contained in this document are made only as of the date of this document. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1*	Great Basin Scientific, Inc. Business Presentation dated July 7, 2017.

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: July 7, 2017	By:	/s/ Ryan Ashton
Name: Ryan Ashton Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Great Basin Scientific, Inc. Business Presentation dated July 7, 2017.

* Furnished herewith.